Consent of Independent Auditors




To the Board of Directors
IQ Biometrix, Inc.

We  hereby  consent  to  the   incorporation  by  reference  in  this  Form  S-8
Registration Statement of our report dated September 30, 2003 which appears in the Registrants form 10-KSB for the year ended June 30, 2003.



Malone & Bailey, PLLC
Houston, Texas


February 17, 2004